                                                                   EXHIBIT 10.12



        Mr. Craig Montanaro's Change in Control Agreement with West Essex Bancorp, Inc. is the same as Mr. Petrello's Change in Control Agreement with West Essex Bancorp, Inc. (Exhibit 10.10) which is incorporated herein by reference except as to the name of the Executive which is Craig L. Montanaro.